Supplement dated February 29, 2024
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Select Large Cap Value Fund	5/1/2023
Richard Rosen, one of the Fund's portfolio managers, has announced plans to retire from Columbia Management Investment Advisers, LLC, the Fund’s investment manager, effective June 30, 2024. Until then, Mr. Rosen will serve as a Portfolio Manager of the Fund as Richard Taft, who currently serves as Co-Portfolio Manager along with Mr. Rosen, transitions to Lead Portfolio Manager of the Fund. In addition, Mr. Jeffrey Wimmer is added as Portfolio Manager to the Fund effective immediately. Accordingly, the following changes to the Fund's Prospectus and Summary Prospectus are effective immediately:
The portfolio manager information under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following through June 30, 2024, at which time the information with respect to Richard Rosen is hereby removed:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Richard Taft	Senior Portfolio Manager	Lead Portfolio Manager	2016
Richard Rosen	Senior Portfolio Manager	Portfolio Manager	2008
Jeffrey Wimmer, CFA	Senior Portfolio Manager	Portfolio Manager	February 2024
The rest of the section remains the same.
The portfolio manager information under the heading "Primary Service Provider Contracts - Portfolio Managers" in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following through June 30, 2024, at which time the information with respect to Richard Rosen is hereby removed:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Richard Taft	Senior Portfolio Manager	Lead Portfolio Manager	2016
Richard Rosen	Senior Portfolio Manager	Portfolio Manager	2008
Jeffrey Wimmer, CFA	Senior Portfolio Manager	Portfolio Manager	February 2024
Mr. Taft joined the Investment Manager in 2011. Mr. Taft began his investment career in 1997 and earned a B.A. and an M.B.A. from the University at Buffalo.
Mr. Rosen joined one of the Columbia Management legacy firms or acquired business lines in 1997. Mr. Rosen began his investment career in 1982 and earned a B.A. from Brandeis University and an M.B.A. from New York University. Mr. Rosen is retiring from Columbia Management effective June 30, 2024. As such, he will no longer be a portfolio manager of the Fund after that date.
Mr. Wimmer joined one of the Columbia Management legacy firms or acquired business lines in 2014. Mr. Wimmer began his investment career in 2005 and earned a B.S. degree in finance from Indiana University and an M.B.A. from Cornell University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7020-0001_(02/24)